FOR IMMEDIATE
RELEASE
 Entrex
Oil and
Gas
Market
 Annou
nces
Conver
tible
Yield
Terms
 for
PIPE
Investo
rs


Boca Raton, Fla., March 31, 2021:
Entrex (OTC: UNSS)
(https://Entrex.Market) announced
that the Entrex Oil and Gas Market
LLC Board of Directors confirmed
yield terms for its recently launched
PIPE (Private Investment in a Public
Entity) for entrepreneurial, cash-
flowing oil and gas transactions.
"We are pleased to confirm terms
in our PIPE documentation which
we believe will be compelling both
to entrepreneurial Oil and Gas
operators as well as investors," said
Stephen H. Watkins, CEO of the
Entrex Oil and Gas Market, a
majority owned subsidiary of
Entrex.
"Private investments in our public
company, or PIPEs, will allow
investors to allocate their
investment specifically into a
growing, diversified basket of cash-
flowing oil and gas transactions.
Our intent is to build the volume of
production to provide a viable
conversion into a publicly tradable
entity, or separate Entrex/UNSS
registered security, when the time
and market conditions are right."
"To date, we have created a series
of transactions of interest to
institutional investors. We believe
our new structure will provide
quality alternative yield
opportunities to investors while
allowing private companies to
access public capital markets.  The
Entrex Oil and Gas PIPE usurps all
prior Oil and Gas financing
initiatives and creates, what we
believe is, a superior product for all
involved".

About Entrex:

Entrex (OTC: UNSS) was founded in
2001 as a capital market system for
entrepreneurial companies.   Today
Entrex creates regulatory-compliant,
niche capital market systems which
support regulated market constituents
to originate, structure, place, trade,
settle and service securities of
entrepreneurial companies.   Working
together with industry sector leaders
and regulated market constituents, the
Entrex platforms allows investors to
find, research, track, manage, and trade entrepreneurial securities whether geographic-
(www.EntrexFloridaMarket.com),
sector- or commodity-
(www.EntrexCarbonMarket.com)
focused.


Forward Looking Statements:

This press release includes statements
of the Company's expectations,
intentions, plans and beliefs that
constitute "forward looking statements"
within the meaning of Section 27A of
the Securities Act of 1933 and Section
21E of the Securities Exchange Act of
1934 and are intended to come within
the safe harbor protection provided by
those sections. These statements, which
involve risks and uncertainties, relate to the discussion of the Company's business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These also include statements relating to the anticipated benefits of the announced transaction between the Company and Entrex.
These statements include any statement
that does not directly relate to a
historical or current fact. You can also identify these and other forward-looking statements by the use of such words as "may," "will," "should,"
"expects," "intends," "plans,"
"anticipates," "believes," "thinks,"
"estimates," "seeks," "predicts,"
"could," "projects," "potential" and
other similar terms and phrases,
including references to assumptions.
These forward looking statements are
made based on expectations and beliefs
concerning future events affecting the
Company and are subject to
uncertainties, risks and factors relating to its operations and business environments, all of which are difficult to predict and many of which are beyond its control, that could cause its actual results to differ materially from those matters expressed or implied by these forward looking statements.
These risks include the Joint Venture's
ability to successfully pursue its
business plan, the possibility that the
Company's equity interest in the Joint
Venture may be diluted as a result of
capital raises by the Joint Venture, the possibility that Entrex may have the right to repurchase the previously contributed assets for nominal consideration, the Company's ability to develop and commercialize new technologies, the Company's history of losses and expectation of further losses, its ability to expand its operations into blockchain technologies, its ability to develop or acquire new brands, the success of its marketing activities, the effect of competition in its industry and economic and political conditions generally, including the current economic environment and markets.
More information about these and other
factors are described in the reports the Company files with the Securities and Exchange Commission, including but not limited to the discussions contained under the caption "Risk Factors." When considering these forward-looking statements, you should keep in mind the cautionary statements in this press release and the reports the Company files with the Securities and Exchange
Commission. New risks and
uncertainties arise from time to time,
and the Company cannot predict those
events or how they may affect it. The
Company assumes no obligation to
update any forward-looking statements
after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.

For further information:

S
t
e
p
h
e
n

H
..

W
a
t
k
i
n
s

E
n
t
r
e
x

O
i
l

&

G
a
s

M
a
r
k
e
t





(
5
6
1
)

4
6
5
-
7
5
8
0





i
n
f
o
@
e
n
t
r
e
x
..
n
e
t